UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2026

The Beauty Health Company
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 E. Burnett Street
Long Beach, CA
(Address of principal executive offices)

90815
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
2165 Spring Street
Long Beach, CA 90806
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 3, 2026, The Beauty Health Company (the “Company”) gave notice to its stockholders of record as of February 20, 2026, that on February 9, 2026, the parties to the consolidated stockholder derivative action pending in the Delaware Court of Chancery, captioned Elstein v. Saunders et al. (In re The Beauty Health Co. Consolidated S’holder Litig.), C.A. No. 2024-0114-LWW (Del. Ch.) (the “Consolidated Derivative Action”), entered into a Stipulation of Settlement (the “Stipulation”), which is subject to court approval, to resolve all claims in the Consolidated Derivative Action described in Note 6 of the Condensed Consolidated Financial Statements of the Company for the period ended September 30, 2025 included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 6, 2025.

On February 20, 2026, the Delaware Court of Chancery entered a Scheduling Order with Respect to Notice and Settlement Hearing (the “Scheduling Order”), which requires that the Company file a copy of the Notice of Pendency and Proposed Settlement of Derivative Action (the “Notice”) as an exhibit to a Current Report on Form 8-K. A copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The description and summary of the pending settlement is qualified in its entirety by reference to the Stipulation and all exhibits thereto, including the Notice, which can be found on the Stock Information – Legal Notices page of the Company’s website at: https://www.beautyhealth.com/legal-notices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2026	The Beauty Health Company

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer